UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2023, EMCOR Group, Inc. (the “Company”), EMCOR Group (UK) plc., a wholly-owned subsidiary of the Company (“EMCOR UK”), and the other Borrowers and Guarantors (each as defined therein) party thereto entered into the First Amendment to Sixth Amended and Restated Credit Agreement (the “Credit Amendment”) dated as of April 28, 2023 with Bank of Montreal, as Agent, and certain other lenders listed on the signature pages thereof. The Credit Amendment amends the Sixth Amended and Restated Credit Agreement dated as of March 2, 2020 (the “Existing Credit Agreement” and, as amended by the Credit Amendment, the “Credit Agreement”), among the Company, EMCOR UK, Bank of Montreal, as Agent, and the lenders from time to time party thereto (collectively, the “Lenders”). The Existing Credit Agreement was filed on April 30, 2020 as Exhibit 4(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

The Credit Amendment provides for, among other changes, the replacement of the London interbank offered rate-based interest rate with a term secured overnight financing rate-based interest rate plus a 0.10% credit spread adjustment (the “Adjusted Term SOFR”). SOFR borrowings under the Credit Agreement, as amended, bear interest at Adjusted Term SOFR plus 1.00% to 1.75%, based on certain financial tests.

Certain of the Lenders and other parties to the Credit Amendment and the Existing Credit Agreement, or their affiliates, have provided and in the future may provide commercial banking, underwriting, lending, investment banking and financial advisory services in the ordinary course of business to the Company, its subsidiaries and certain of its affiliates, for which such Lenders, other parties and/or their respective affiliates may receive customary fees and commissions.

The foregoing description is only a summary of certain provisions of the Credit Amendment and is qualified in its entirety by the terms, as applicable, of the Credit Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2023, EMCOR Group, Inc. issued a press release disclosing results of operations for its fiscal 2023 first quarter ended March 31, 2023. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item. 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by EMCOR Group, Inc. on April 27, 2023 disclosing results of operations for its fiscal 2023 first quarter ended March 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: April 28, 2023	By:	/s/ ANTHONY J. GUZZI
Anthony J. Guzzi
Chairman, President and
Chief Executive Officer